EXHIBIT 32

CERTIFICATION OF DISCLOSURE PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stratus Capital Corp. (the “Company”) on Form 10-K for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pedro C. Gonzalez, Chief Executive Officer and Principal Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 USC section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2022

/s/ Pedro C. Gonzalez

__________________________________________

Pedro C. Gonzalez,

Chief Executive Officer & Principal Executive Officer

Chief Financial Officer, Principal Financial Officer & Principal Accounting Officer